UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2023

MAGENTA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38541	81-0724163
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Technology Square, 8th Floor
Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (857) 242-0170

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	MGTA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Magenta Therapeutics, Inc. (the “Company”) convened and adjourned its special meeting of stockholders on September 8, 2023 (the “Special Meeting”). At the Special Meeting, the Company’s stockholders voted on the proposals set forth below relating to the Agreement and Plan of Merger, dated as of May 2, 2023 (the “Merger Agreement”), by and among the Company, Dio Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), and Dianthus Therapeutics, Inc., a Delaware corporation (“Dianthus”), providing for, among other matters, the merger of Merger Sub with and into Dianthus, with Dianthus surviving as a wholly owned subsidiary of the Company (the “Merger”). The proposals are described in more detail in the Company’s definitive proxy statement/prospectus filed with and declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on August 1, 2023 (the “Definitive Proxy Statement/Prospectus”). There were 60,652,197 shares of the Company common stock issued and outstanding and entitled to vote on the record date for the Special Meeting, and 54,177,998 shares of Company common stock were represented in person or by proxy at the Special Meeting, which number constituted a quorum. The final voting results with respect to each proposal presented at the Special Meeting are set forth below.

Proposal No. 1 – To approve (i) the issuance of shares of common stock of Magenta, which will represent more than 20% of the shares of Magenta common stock outstanding immediately prior to the merger, to stockholders of Dianthus, pursuant to the terms of the Merger Agreement, a copy of which is attached as Annex A to the accompanying proxy statement/prospectus, and (ii) the change of control of Magenta resulting from the merger, pursuant to Nasdaq Listing Rules 5635(a) and 5635(b), respectively.

This proposal was approved by the requisite vote of the Company’s stockholders.

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,057,145	6,278,556	19,042	17,823,255

Proposal No. 2 – To approve an amendment to the amended and restated certificate of incorporation of Magenta (“Magenta’s charter”) to effect a reverse stock split of Magenta’s issued and outstanding common stock at a ratio in the range between 1:10 to 1:18, inclusive, with the final ratio and effectiveness of such amendment and the abandonment of such amendment to be mutually agreed by the Magenta board of directors and the Dianthus board of directors prior to the effective time or, if the Proposal No. 1 is not approved by Magenta stockholders, determined solely by the Magenta board of directors.

This proposal was approved by the requisite vote of the Company’s stockholders.

Votes For	Votes Against	Abstentions	Broker Non-Votes
47,421,038	3,890,484	2,866,476	0

Proposal No. 3 – To approve an amendment to Magenta’s charter to provide for the exculpation of officers.

This proposal was not approved by the requisite vote of the Company’s stockholders.

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,977,561	3,396,922	2,980,260	17,823,255

Proposal No. 4 – To elect three Class II director nominees named in the accompanying proxy statement/prospectus to Magenta’s board of directors, to serve until Magenta’s 2026 annual meeting of stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal.

The Company’s stockholders elected Mr. Albers, Ms. McGeorge and Dr. Scadden.

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Jeffrey W. Albers	26,075,496	10,279,247	17,823,255
Anne McGeorge	26,112,478	10,242,265	17,823,255
David T. Scadden, M.D.	25,857,456	10,497,287	17,823,255

Proposal No. 5 – To ratify the selection of KPMG LLP as Magenta’s independent registered public accounting firm for the fiscal year ending December 31, 2023, provided that Deloitte & Touche LLP is expected to be appointed for that fiscal year if the merger is completed.

This proposal was approved by the requisite vote of the Company’s stockholders.

Votes For	Votes Against	Abstentions	Broker Non-Votes
52,739,952	213,344	1,224,702	—

Item 8.01.	Other Events.

Based on the Company’s successful receipt of stockholder approval for all proposals related to the Merger at the Special Meeting, the Merger is expected to be consummated on or around September 11, 2023, subject to the satisfaction of the remaining closing conditions under the Merger Agreement. Following consummation of the Merger, the Company will operate under the name, Dianthus Therapeutics, Inc., and its shares are expected to begin trading on The Nasdaq Capital Market on a post-reverse split, post-merger basis under the ticker symbol “DNTH” effective with the open of business on Tuesday, September 12, 2023.

Forward-Looking Statements

This Current Report on Form 8-K and the exhibits filed or furnished herewith contain forward-looking statements (including within the meaning of Section 21E of the Exchange Act and Section 27A of the Securities Act) concerning the Company. These forward-looking statements include express or implied statements relating to the timing and completion of the proposed Merger and the satisfaction of the remaining closing conditions under the Merger Agreement; and other statements that are not historical fact. The words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions (including the negatives of these terms or variations of them) may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the risk that the conditions to the closing or consummation of the transaction are not satisfied; the risk that the concurrent financing is not completed in a timely manner or at all; uncertainties as to the timing of the consummation of the proposed transaction and the ability of each of the Company and Dianthus to consummate the transactions contemplated by the proposed transaction; risks related to the Company’s continued listing on Nasdaq until the closing of the proposed transaction and the combined company’s ability to remain listed following the proposed transaction; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement or any of the transactions contemplated thereby; the outcome of any legal proceedings that may be instituted against the Company, Dianthus or any of their respective directors or officers related to the Merger Agreement or the transactions contemplated thereby; and those uncertainties and factors described under the headings “Risk Factors” in the Definitive Proxy Statement/Prospectus and “Risk Factors” in the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 3, 2023, as well as discussions of potential risks, uncertainties, and other important factors included in other filings by the Company from time to time, any risk factors related to the Company or Dianthus made available to you in connection with the proposed transaction, as well as risk factors associated with companies, such as Dianthus, that operate in the biopharma industry. Should one or more of these risks or uncertainties materialize, or should any of the Company’s or Dianthus’ assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this Current Report on Form 8-K, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. Neither the Company nor Dianthus undertakes or accepts any duty to release publicly any updates or revisions to any forward-looking statements. This Current Report on Form 8-K does not purport to summarize all of the conditions, risks and other attributes of an investment in the Company or Dianthus.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGENTA THERAPEUTICS, INC.

Date: September 8, 2023	By:	/s/ Stephen Mahoney
	Name:	Stephen Mahoney
	Title:	President, Chief Financial and Operating Officer